UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21980

Alpine Total Dynamic Dividend Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577 (914) 251-0880	Rose DiMartino Willkie Farr & Gallagher, LLP 1875 K Street, N.W. Washington, D.C. 20006-1238

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2014 - April 30, 2015

Item 1: Shareholder Report

Total Dynamic Dividend Fund

April 30,

2015

Semi-Annual Report

Alpine View
April 30, 2015 (Unaudited)

Dear Shareholders:

GLOBAL INVESTMENT: CURRENT STATE OF PLAY

This report of the first half of fiscal 2015 is being written on a day when the Dow Jones Industrial Average has reached a new all-time high. In the last report, we noted “...prospects for modest economic growth supported by abundant cheap global liquidity, combined with lower energy costs, will continue to favor capital markets and global equities more broadly.” The realization of these trends was stimulated by the unprecedented intervention in global bond markets by major central banks. Thus we observed that “just as the U.S. stock market outperformed much of the world during 2014 as a result of the combination of cheap money and improving economic fundamentals, we believe that 2015 will see a global broadening of market performance to include small cap stocks in the U.S., as well increased international opportunities.” We can now add that both bond and stock markets daily volatility could increase materially above the historically subdued levels of recent years. This might create attractive opportunities to buy stocks.

For the past six years, global equity markets have performed well despite an historically lackluster economic recovery. Meanwhile, many retail and pension investors have continued to reduce equity exposure in favor of fixed income. Daily volatility has been generally muted and even short term mini-panics or financial blips over this period have been followed by long term buyers providing support by buying the dip in prices. Witness the initial Euro scare over a possible Greek default back in the summer of 2011 which is still unresolved, although hopefully a resolution is close at hand. Similarly, the Fed-induced ‘Taper Tantrum’ in May of 2013. It is now two years later and interest rates are still historically low. The collapse in gold prices during 2013, and crude oil prices since last summer have also had only modest impact on the underlying economy.

The Greek problem reflected inattention to questionable credit underwriting. It is Alpine’s view that these mini-scares did not reflect the underlying economic reality, but rather were a product of secondary financial effects. The ‘Taper Tantrum’ was a product of excessive volume of so called ‘carry trades’, dependent upon disproportionate financial spreads and easy money. Both gold and oil prices were seen as inflation benefiting alternatives to stocks and bonds, but became financial assets as greater ease and access to investment facilitated investor speculation. Even traditional alternative investments such as agricultural commodities, including corn and soybeans, have deteriorated after years of heightened financial investment.

All of these situations were the product of broad caution over traditional equities after the bust of 2008, fueled by unprecedented liquidity created by the world’s central banks. While quantitative easing (QE) by the central banks was indeed designed to elevate asset prices, QE cannot target which assets get elevated. Liquidity surges, like flood waters move where they can flow easily. So investment in sovereign debt or inflation hedges became very crowded trades. Uniquely, these mini bubble busts benefited from several broad trends that we believe will continue to have long term economic impact. I will discuss these trends in terms of how Alpine sees their potential for creating or altering investment potential as well as their impact on the current investment cycle.

TECHNOLOGICAL TREND

Of course technological change continues to affect how we live, work, play, create and destroy. It influences all of the other trends, but it is not a trend per se, rather a factor of which we must all be aware. Much of our focus is on data, communication, research and entertainment. Advances in these areas have helped shape the trends upon which we focus.

DISINTERMEDIATION TREND

Broadening the dissemination of goods, services and information from limited, local or monopolistic sources has aided transparency, lowered prices and increased availability. Think of Amazon, Priceline, AirBnB, or Uber to name a few companies that inserted themselves between consumers and traditional brands of service providers.

GLOBALIZATION TREND

The ability to send or source goods, services, capital, data and ideas to or from almost anywhere on earth, has lowered prices and costs, but has also brought about some homogenization, albeit often with best practices. Think not just about how many countries Apple sources parts for its iPhone (11), or of Boeing jets made with Chinese wings, British engines and Japanese batteries, but of call centers for U.S. air travel or financial services operating from New Delhi or Manila.

URBANIZATION TREND

Due to both demographics and aforementioned trends, the pace of urbanization should grow. Jobs, information, capital and opportunity to prosper and differentiate oneself are often greater in cities than in rural settings, so long term migration trends from rural agriculture to urban industry continues in Asia, Africa and Latin America. The U.N. forecasts that this will double the population in cities, over the next 35 years, even though total global population growth will only be 50% by 2050. Newly expanding cities may benefit from modern infrastructure and ensuing cost or efficiency advances, so providers of such products and services could benefit.

DEMOCRACY TREND

The mixing of different people, different places, with varied education and cultural backgrounds can bring about a continual clash of ideas. Historically, immigrants were either co-opted and assimilated, or stayed together, yet apart from the mainstream. However, today, access to broadband for news, entertainment or communication allows for greater visibility and cross pollination of ideas, experiences and possibilities, as well as daily realities and hardships around the world. While some fear that social networks and consumer market algorithms may actually stifle transparency

Semi-Annual Report (Unaudited) | April 30, 2015	1

Alpine View (Continued)
April 30, 2015 (Unaudited)

and new ideas, and even worse, in some places nationalism or religious fanaticism will not even tolerate such a ‘Clash of Ideas’. Hence, the ‘Arab Spring’ of democratic aspirations brought about violent reactions; leading to police states, coups and chaos. However, over time, we believe that transparency and knowledge can influence tradition and cross cultural barriers, leading to transformation and even revolution. If broadly embraced by a people, such grassroots change is inherently democratic. While many young democracies look to us as less than fair and open, we believe that they will become more representative over a few generations. As a rule, democracies provide greater opportunity for the creation and dissemination of wealth, as well as higher levels of legal protection for investors and enhanced corporate governance.

GROWTH ...

So where do these come together in Alpine Funds? It informs us where to invest, by company, industry and country. Alpine believes that business models that utilize or are part of these trends have better prospects for achieving low cost, broad distribution which can enable scale and with it, greater opportunities for revenue growth and/or margin enhancement. Naturally, this assumes the products and services offered are competitive. That said, companies with superior products will always stand out, as will low price leaders. However, the equity markets are rewarding companies which can grow both future earnings and market share with high price/earnings multiples. Companies which are less likely to have strong growth prospects, risk trading at low prices unless they take advantage of cheap financing to buy back shares, or pay an attractive dividends. Alpine also focuses on companies which we believe are undervalued by the market, as they could become the target for take overs by others.

...AND VALUE

Mergers and acquisitions (M&A) continues to be a major investment theme for equities as divergent valuations, cheap financing and the market’s emphasis on growth is driving consolidation. Prominently, big pharma companies who cut their research and development budgets last decade, are now scrambling to buy new drugs or promising compounds to feed their large distribution capacity. This has stimulated the boom in biotech stocks over the past years. This theme should continue at least until interest rates rise materially.

LOOKING FORWARD

The durability of the current stock market rally is dependent on low interest rates and lots of financial liquidity. This has enhanced the impact of the underlying economic trends we discussed earlier. However, if the liquidity is rapidly removed from the system, there could be a destabilizing shock, both to the markets and to the economy. For that reason, we believe central banks will take a very gradual approach to raising interest rates after further job growth, wage gains and even inflation is apparent. We believe the global nature of the economic slowdown will continue to be a moderating factor on the pace of future interest rate rises. Therefore, Alpine will continue to focus on undervalued companies with attractive dividend paying potential and companies which can potentially benefit from disintermediation, globalization, urbanization, democracy and, of course, improvements in technology.

Thank you for your interest and support.

Samuel A. Lieber

President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Investing involves risk. Principal loss is possible. Please refer to individual fund letters for risks specific to that fund.

This letter and the letter that follows represent the opinions of the Fund’s management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice.

Quasar Distributors, LLC provides filing administration for Alpine’s closed-end funds. The Funds are not bought or sold through Quasar Distributors; the Alpine closed-end funds are bought and sold through non-affiliated broker/dealers and trade on nationally recognized stock exchanges.

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

Price/Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings. Normalized earnings – earnings metric that shows you want earnings look like smoothed out in the long run, taking into account the cyclical changes in an economy or stock.

This is a closed-end fund and does not continuously offer shares.

Manager Commentary
April 30, 2015 (Unaudited)

Dear Investor:

We are pleased to report the results for the Alpine Total Dynamic Dividend Fund (“AOD”) for the six month period ending April 30, 2015. For this period, the Fund generated a total return of 8.43% and a 7.28% return on the market price, versus the MSCI All Country World Daily TR (Net Dividend) Index, which had a total return of 4.97%. All returns include reinvestment of all distributions. The Fund distributed $0.339 per share during the period.

During this fiscal period, the Board of Trustees of AOD approved an increase in the monthly distribution from $0.0565 per share to $0.0575 per share, beginning in May 2015. The Fund’s monthly distribution was increased based on: the Fund’s performance since the previous dividend increase in January 2014, the Adviser’s view of the Fund’s long-term return potential, and the level of dividend income the Fund expected to be able to generate over the year. We continue to monitor these and others factors to evaluate the appropriate level of the dividend.

Economic Analysis

In the six month period ending April 30, 2015, the stock market exhibited remarkable resiliency, continuing the momentous bull market that began in March 2009 despite significant volatility in commodities, currencies and interest rates. After a brief sell-off toward the end of calendar 2014 spurred in part by a rapid collapse in oil prices (by the end of the year, West Texas Intermediate (WTI) Cushing crude oil spot prices were down over 50% from their summer highs), global equities were able to stage an impressive rally, with the MSCI All Country World Index delivering a 4.97% total return in the six month period.

The global rally has arguably been fueled in large part by the ultra-low interest rates seen throughout the developed world as a result of the extraordinarily accommodative monetary policy of central banks. As a recent example, in March 2015 the European Central Bank (ECB) embarked upon its own version of Quantitative Easing (QE), pledging an asset-purchase program worth about 1.1 trillion Euros through at least the end of September 2016. The MSCI Europe Index was still able to offset the 10% depreciation of the Euro against the U.S. Dollar, generating a 6.49% total return in the 6 month period ended April 30, 2015. In contrast, the U.S. Federal Reserve, having completed a third round of QE in October 2014, is contemplating the first Federal Funds rate hike in nearly a decade. The fear of rising interest rates had an impact on interest-sensitive stocks, as evidenced by the 1.1% decline in the S&P 500 Utilities Sector Index, contrasting with the 4.39% total return of the S&P 500 Index in the period.

Emerging markets were also able to offset currency headwinds, with the MSCI Emerging Markets Index up 3.92% for the six month period. The Hong Kong Hang Seng Index led the way with a total return of 18.06% in U.S. Dollars, as the Shanghai-Hong Kong Stock Connect program, launched in November 2014, allowed Chinese mainland investors to invest in the Hong Kong market, and vice versa. In addition, there was speculation of further government stimulus in

China. This exuberance did not filter through to all emerging markets, however. The Ibovespa Brasil Sao Paulo Stock Exchange Index, for example, declined by 15.56% in U.S. Dollars for the six month period as investors feared the crippling combination of rising inflation and a potential economic contraction.

Portfolio Analysis

For the six month period ending April 30, 2015, the industrials, consumer discretionary and health care sectors had the greatest positive effect on the Fund’s return. While still making a positive absolute contribution, the telecommunication services sector had the smallest impact. Financials and energy were the only sectors with a negative absolute contribution. On a relative basis, the industrials sector generated the largest outperformance versus the MSCI All Country World Daily TR (Net Div) Index, followed by materials and consumer staples sectors. Financials, consumer discretionary and telecommunication services were the worst relative performers.

The top five contributors to the Fund’s performance for the six month period ended April 30, 2015 based on contribution to return were China CNR Corp, China Railway Construction Corp, Avago Technologies, Walgreens Boots Alliance, and Apple.

China CNR Corp is one of two railcar original equipment manufacturers (OEMs) in China. The stock more than doubled due to a number of factors: (1) merger with CSR Corp – the other railcar OEM in China, (2) sizeable contract awards both domestically and internationally, (3) China’s new ‘One Belt, One Road’ policy, which promotes rail development in countries adjacent to China, and (4) the narrowing of the spread between the company’s A- and H-shares.

China Railway Construction Corp is a large railway construction contractor in China. Similar to China CNR Corp, the company benefited from supportive railway polices from the Chinese government, such as ‘One Belt, One Road’. The stock also benefited from a narrowing of the spread between the company’s A- and H-shares. Additionally, it benefited from the expectation that China’s fixed asset investment will remain strong in 2015.

Semiconductor manufacturer Avago Technologies received a boost from the announcement of its strategic and accretive acquisition of Emulex. From a fundamental standpoint, Avago continued to benefit from the roll out of next generation (4G LTE) wireless networks, which is stimulating demand for the company’s radiofrequency (RF) filtering products. The company also benefited from the recent merger of two of its competitors: TriQuint and RF Micro Devices, a long term positive for the industry.

Walgreen Boots Alliance, one of the largest drugstore chains in the world with over 13,000 stores, received accolades from investors following the first analyst meeting led by its newly revamped management team, as the company laid out a strategic plan to enhance margins by refreshing stores, improving merchandising and utilization of floor space, and reducing promotional spend. Walgreen also continued to capitalize on the wave of generic drug launch activity through its distribution agreement with AmerisourceBergen. Finally, investors cheered its progress in reaping purchasing benefits from the Alliance Boots acquisition.

Semi-Annual Report (Unaudited) | April 30, 2015	3

Manager Commentary (Continued)
April 30, 2015 (Unaudited)

Apple continued its impressive run following the successful launch and uptake of the iPhone 6 and 6 Plus mobile phones. The higher price point of these phones enhanced margins, leading to a couple rounds of earnings upgrades by the Street. The company also announced a strong start to its recently launched Apple Watch, and it expanded its capital allocation plan, as the Board increased the share repurchase authorization from $90 billion to $140 billion and approved an 11% increase to the company’s quarterly dividend.

The following companies had the largest adverse impact on the performance of the Fund based on contribution to return for the six month period ended April 30, 2015: Rumo Logistica Operadora Multimodal, Pilgrim’s Pride, Qualcomm Inc., BR Malls Participacoes S.A., and Melco Crown Entertainment Ltd.

Rumo Logistica Operadora Multimodal is a railway concession operator in Brazil, formed through the merger of America Latina Logistica and Rumo Logistica Operadora Multimodal. Stock performance suffered as financial results continued to deteriorate, partly as a result of the slowdown in the Brazilian economy. New management has laid out short- and long-term plans to optimize costs and deploy new capital.

Pilgrim’s Pride, one of the country’s largest chicken producers, was negatively affected by the tough combination of avian flu-related demand shocks and rising supply, which the market feared would pressure chicken prices. While the company delivered stronger than expected earnings, investors were more focused on the potential for downside volatility for this cyclical industry following an extended period of strong volumes and margins. The Fund no longer owns the stock.

Qualcomm, one of the largest and most profitable semiconductor companies in the world, was forced to lower guidance for fiscal 2015 for the second time in April 2015 due to the loss of a major customer (Samsung) for its flagship Snapdragon chip, a margin-eroding mix shift to thin modems, and increasing price competition in China. Despite reaching a settlement in China, the company continued to experience delays in executing new license deals. The recently announced $15 billion stock buyback program has helped mitigate some of these issues.

BR Malls, the largest shopping center company in Brazil, came under pressure due largely to the combination of weakening consumer confidence and proposed fiscal adjustments, dampening investor interest in the sector’s defensive characteristics. The rising rate environment and tenant sales growth dipping below inflation further contributed to share weakness in the period. Nevertheless, operating metrics such as leasing spreads and occupancy levels have proved resilient, and we remain optimistic regarding the longer term prospects for the stock.

Melco Crown Entertainment, an owner, developer and operator of casinos in Macau and the Philippines, was caught in the crossfire as the Chinese government unleashed an intense crackdown on corruption, targeting high net worth individuals, the bread and butter of Melco’s VIP customer segment in Macau. To make matters worse, the government has stepped up regulations on junkets and implemented a smoking ban in Macau. The Fund has since exited the position.

In order to achieve its dividend, the Fund participated in a number of dividend capture strategies including (1) purchasing shares in the stock of a regular dividend payer before an upcoming ex-date and selling after the ex-date, (2) purchasing shares before an anticipated special dividend and selling opportunistically after the ex-date of the dividend, and (3) purchasing additional shares in stocks that the Fund already owns before the ex-date and selling the original shares after the ex-date, thus receiving a dividend on a larger position while still maintaining qualified dividend income eligibility (“QDI”) on its position. These strategies have resulted in higher turnover and associated transaction costs for the Fund. While there is the potential for market loss on the shares that are held for a short period, we seek to use these strategies to generate additional income with limited impact on the construction of the core portfolio.

We have hedged a portion of our currency exposures to the Euro, Swiss Franc, Japanese Yen and British Pound in an effort to reduce our net currency exposure. The currency hedging mitigated the overall negative impact of currency in the portfolio. We have also used leverage at times in the execution of the strategy of the Fund during the period.

Summary

We believe that global macroeconomic conditions generally remain positive for stocks, although the market environment remains fairly uncertain. In developed markets, we are mindful that expectations have continued to rise as growth has returned and financial risks have largely faded. In the United States, fiscal policy is no longer a drag, but investors face a new uncertainty as we approach the first rate hike in many years.

In Europe, we are seeing evidence of a tentative recovery, with improving money supply trends, declining unemployment and rising business confidence. And in contrast to the Fed’s removal of the monetary punch bowl, the party is just getting started in Europe, with its own version of quantitative easing now under way. In emerging markets, overall economic growth is expected to be comfortably in excess of developed markets, with China and India likely to drive the Asian region to strong growth. We are particularly encouraged by China’s reform measures aimed at sweeping away bureaucratic barriers to economic growth as the country looks to rebalance economic activity away from exports and investment-oriented industries towards consumer-oriented demand.

Beyond the macroeconomic environment, the Fund continues to emphasize its focus on what we view as high quality companies with strong balance sheets and strong potential to grow earnings and dividends amidst an uncertain macro environment. Despite the extended bull market we have experienced in several markets across the globe, we believe there are still plenty of opportunities to invest in companies with a history of paying strong dividends at attractive prices with potential for solid earnings growth. We will continue to adapt our investment approach as economic conditions change and

Manager Commentary (Continued)
April 30, 2015 (Unaudited)

look forward to discussing the portfolio and the prospects for the Fund in future communications.

Sincerely,

Brian Hennessey
Joshua Duitz
Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the Schedule of Portfolio Investments for Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future holdings are subject to risk.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered recommendations to buy or sell any security.

The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies may pay in any given timeframe.

The Fund’s monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Fund will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Fund’s website, or can be obtained by calling 1-800-617-7616. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Final determination of the federal income tax characteristics of distributions paid during calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Over the past five years, the Alpine Total Dynamic Dividend Fund did not pay any distributions through a return of capital as determined at the end of each year. Please consult your tax advisor for further information.

The Fund may invest in equity-linked securities and various other derivative instruments, which may be illiquid, and which may disproportionately increase losses, and have a potentially large impact on Fund performance. Diversification does not assure a profit or protect against loss in a declining market.

Investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Emerging Market Securities Risk – The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Semi-Annual Report (Unaudited) | April 30, 2015	5

Manager Commentary (Continued)
April 30, 2015 (Unaudited)

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro-Capitalization Company Risk – Stock prices of micro-capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small- or medium-capitalization companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Swaps Risk – Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The following are definitions of some of the terms used in this report:

Accretive is the growth or increase by gradual addition.

The Hang Seng Property Index is a capitalization-weighted index of all the stocks designed to measure the performance of the property sector of the Hang Seng Index.

The Bovespa Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

MSCI All Country World Daily TR Index (Net Div) is a free float-adjusted market capitalization-weighted index that is designed

Manager Commentary (Continued)
April 30, 2015 (Unaudited)

to measure the equity market performance of developed and emerging markets.

MSCI Emerging Markets Index USD is a free float-adjusted market cap weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

S&P 500® Index is float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The S&P 500® Index (the “Index”) is a product of S&P Dow Jones Indices LLC and has been licensed for use by Alpine Woods Capital Investors, LLC. Copyright© 2014 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

Semi-Annual Report (Unaudited) | April 30, 2015	7

Manager Commentary (Continued)
April 30, 2015 (Unaudited)

PERFORMANCE(1) As of April 30, 2015 (Unaudited)
	Ending Value as of 4/30/15	6 Months(2)	1 Year	3 Years	5 Years	Since Inception(3)
Alpine Total Dynamic Dividend Fund | NAV(4)(5)	$ 10.35	8.43%	12.34%	11.49%	7.04%	-1.74%
Alpine Total Dynamic Dividend Fund | Market Price(5)	$ 8.95	7.28%	13.58%	8.90%	-2.54%	-4.01%
MSCI All Country World Daily Total Return Index (Net Div)		4.97%	7.46%	12.24%	9.58%	4.23%
S&P 500® Index		4.39%	12.97%	16.72%	14.32%	7.00%

(1)	Performance information calculated assuming reinvestment of dividends and distributions including returns of capital, if any.
(2)	Not annualized.
(3)	Commenced operations on January 26, 2007. IPO split adjusted price of $40 used in calculating performance information for the market price.
(4)	Performance at NAV includes fees and expenses.
(5)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Shareholders received 1 share for every 2 shares owned and net asset value and market price per share increased correspondingly.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

The MSCI All Country World Daily Total Return Index (Net Div) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

The S&P 500® Index is float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

PORTFOLIO DISTRIBUTIONS* (Unaudited)

TOP 10 HOLDINGS* (Unaudited)
Apple, Inc.	2.03%	United States
Novartis AG-SP ADR	1.60%	Switzerland
McKesson Corp.	1.58%	United States
Avago Technologies, Ltd.	1.55%	Singapore
Snap-on, Inc.	1.37%	United States
Teva Pharmaceutical Industries, Ltd.-SP ADR	1.33%	Israel
Clariant AG	1.33%	Switzerland
Canadian Pacific Railway, Ltd.	1.29%	Canada
Thermo Fisher Scientific, Inc.	1.29%	United States
Nestle SA	1.21%	Switzerland
Top 10 Holdings	14.58%

TOP 5 COUNTRIES* (Unaudited)
United States	53.4%
United Kingdom	11.1%
Switzerland	9.2%
France	2.8%
Japan	2.6%

*	Portfolio Distributions percentages are based on total investments. The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/15 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Manager Commentary (Continued)
April 30, 2015 (Unaudited)

REGIONAL ALLOCATION** As of April 30, 2015 (Unaudited)

** As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of April 30, 2015 (Unaudited)

Semi-Annual Report (Unaudited) | April 30, 2015	9

Schedule of Portfolio Investments
April 30, 2015 (Unaudited)

	Security
Shares	Description	Value

Common Stocks-94.3%
Aerospace & Defense-1.0%
54,500	Raytheon Co.	$5,668,000
51,500	United Technologies Corp.	5,858,125
		11,526,125
Air Freight & Logistics-1.0%
68,000	FedEx Corp.	11,530,760
Airlines-0.6%
200,000	Japan Airlines Co., Ltd.	6,700,167
Auto Components-2.0%
50,000	BorgWarner, Inc.	2,960,000
84,000	Delphi Automotive PLC	6,972,000
2,342,000	GKN PLC	12,629,126
		22,561,126
Automobiles-0.7%
126,500	Thor Industries, Inc.	7,611,505
Banks-4.3%
955,375	Banco Bilbao Vizcaya Argentaria SA	9,654,684
466,000	Bangkok Bank PCL-NVDR	2,615,198
204,000	Hana Financial Group, Inc.	6,032,463
461,000	Mitsubishi UFJ Financial Group, Inc.	3,304,605
1,040,000	Regions Financial Corp.	10,223,200
361,500	Standard Chartered PLC	5,937,455
55,000	Sumitomo Mitsui Financial Group, Inc.	2,414,657
147,500	Wells Fargo & Co. (a)	8,127,250
		48,309,512
Beverages-1.2%
109,000	Anheuser-Busch InBev NV-SP ADR	13,084,360
Biotechnology-0.2%
28,100	Gilead Sciences, Inc. (b)	2,824,331
Capital Markets-2.8%
295,500	Daiwa Securities Group, Inc.	2,474,874
292,000	Invesco, Ltd.	12,094,640
106,500	Lazard, Ltd.-Class A	5,647,695
425,811	Mediobanca SpA	4,169,222
140,000	Schroders PLC	6,977,801
		31,364,232
Chemicals-1.9%
673,000	Clariant AG (b)	14,860,175
106,000	Symrise AG	6,481,943
		21,342,118
Commercial Services & Supplies-2.8%
190,900	ISS A/S	6,456,783
339,000	KAR Auction Services, Inc.	12,614,190
641,000	RR Donnelley & Sons Co.	11,935,420
		31,006,393
Communications Equipment-1.7%
388,500	Cisco Systems, Inc.	11,200,455
114,000	QUALCOMM, Inc. (a)	7,752,000
		18,952,455
	Security
Shares	Description	Value

Construction & Engineering-1.8%
4,813,000	China Railway Construction Corp., Ltd.-Class H	$9,674,996
164,500	Vinci SA	10,125,737
		19,800,733
Containers & Packaging-1.7%
2,000,000	DS Smith PLC	10,738,857
113,500	Packaging Corp. of America	7,853,065
		18,591,922
Diversified Financial Services-1.5%
403,000	Bank of America Corp. (a)	6,419,790
204,000	Citigroup, Inc. (a)	10,877,280
		17,297,070
Diversified Telecommunication Services-0.9%
144,500	BT Group PLC-SP ADR	10,097,660
Electric Utilities-1.1%
245,000	Eversource Energy	11,946,200
Electronic Equipment, Instruments & Components-1.1%
183,000	TE Connectivity, Ltd.	12,178,650
Energy Equipment & Services-0.5%
64,000	Schlumberger, Ltd.	6,055,040
Food & Staples Retailing-1.4%
78,000	CVS Health Corp.	7,744,620
92,000	Walgreens Boots Alliance, Inc.	7,629,560
		15,374,180
Food Products-4.3%
321,243	Dean Foods Co.	5,220,198
65,000	Kraft Foods Group, Inc.	5,508,750
325,000	Mondelez International, Inc.- Class A (a)	12,470,250
173,000	Nestle SA	13,518,088
281,000	Pinnacle Foods, Inc.	11,394,550
		48,111,836
Health Care Equipment & Supplies-1.2%
176,000	Medtronic PLC	13,103,200
Health Care Providers & Services-3.9%
78,000	HCA Holdings, Inc. (b)	5,772,780
57,000	Humana, Inc.	9,439,200
79,300	McKesson Corp.	17,715,620
47,000	UnitedHealth Group, Inc. (a)	5,235,800
49,300	Universal Health Services, Inc.- Class B	5,765,635
		43,929,035
Hotels, Restaurants & Leisure-1.7%
117,000	Carnival Corp.	5,144,490
58,000	McDonald’s Corp.	5,599,900
188,000	Melco Crown Entertainment, Ltd.-ADR	3,838,960
69,000	Royal Caribbean Cruises, Ltd.	4,696,140
		19,279,490

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments
April 30, 2015 (Unaudited)

	Security
Shares	Description	Value

Household Durables-0.9%
109,000	Lennar Corp.-Class A	$4,992,200
122,000	Ryland Group, Inc.	5,028,840
		10,021,040
Household Products-1.6%
79,700	Colgate-Palmolive Co. (a)	5,362,216
91,000	Energizer Holdings, Inc. (a)	12,432,420
217,500	Svenska Cellulosa AB SCA-B Shares	5,517,529
		23,312,165
Independent Power Producers & Energy Traders-0.6%
42,673	Abengoa Yield PLC	1,447,042
196,386	Pattern Energy Group, Inc.	5,691,266
		7,138,308
Insurance-3.3%
32,100	Allianz SE	5,500,235
378,500	BB Seguridade Participacoes SA	4,428,260
91,000	Prudential Financial, Inc.	7,425,600
113,500	Swiss Re AG	10,109,706
30,000	Zurich Insurance Group AG (b)	9,312,396
		36,776,197
IT Services-1.1%
132,000	Accenture PLC-Class A	12,229,800
Life Sciences Tools & Services-1.3%
114,500	Thermo Fisher Scientific, Inc.	14,390,360
Machinery-2.1%
3,919,500	China CNR Corp., Ltd.-Class H (b)(c)	8,050,840
102,500	Snap-on, Inc. (a)	15,328,875
		23,379,715
Media-4.1%
99,000	CBS Corp.-Class B	6,150,870
99,000	Comcast Corp.-Class A	5,718,240
1,600,000	ITV PLC	6,228,414
119,500	The Walt Disney Co. (a)	12,992,040
20,000	Time Warner Cable, Inc.	3,110,400
66,500	Time Warner, Inc.	5,613,265
247,500	WPP PLC	5,797,463
		45,610,692
Multi-Utilities-1.1%
355,000	CMS Energy Corp. (a)	12,045,150
Multiline Retail-1.0%
15,500	Kering	2,872,559
1,024,500	Marks & Spencer Group PLC	8,704,380
		11,576,939

	Security
Shares	Description	Value

Oil, Gas & Consumable Fuels-6.5%
75,000	Chevron Corp.	$8,329,500
235,500	Enbridge, Inc. (a)	12,323,715
117,500	Exxon Mobil Corp.	10,265,975
132,500	Occidental Petroleum Corp.	10,613,250
69,000	Phillips 66	5,472,390
832,000	Scorpio Tankers, Inc.	7,770,880
228,500	The Williams Cos., Inc.	11,696,915
108,000	TOTAL SA	5,879,669
		72,352,294
Pharmaceuticals-6.0%
159,000	AstraZeneca PLC-SP ADR	10,888,320
38,000	Bayer AG	5,542,611
90,000	Merck & Co., Inc.	5,360,400
176,000	Novartis AG-SP ADR (a)	17,916,800
44,500	Roche Holding AG	12,849,885
247,000	Teva Pharmaceutical Industries, Ltd.-SP ADR	14,923,740
		67,481,756
Real Estate Investment Trusts-5.2%
117,530	American Tower Corp. (a)	11,110,111
163,500	Corrections Corp. of America	6,015,165
116,000	Digital Realty Trust, Inc.	7,355,560
700,000	Fibra Uno Administracion SA de CV	1,745,665
780	Nippon Building Fund, Inc.	3,886,935
840,723	Scentre Group	2,488,246
220,000	Starwood Waypoint Residential Trust	5,662,800
167,500	The Geo Group, Inc.	6,532,500
796,000	Two Harbors Investment Corp.	8,358,000
674,738	Westfield Corp.	5,045,866
		58,200,848
Real Estate Management & Development-2.6%
577,000	BR Malls Participacoes SA	3,140,709
319,000	CK Hutchison Holdings, Ltd.	6,926,954
4,210,000	Global Logistic Properties, Ltd.	8,749,622
357,000	Mitsui Fudosan Co., Ltd.	10,648,706
		29,465,991
Road & Rail-3.2%
76,000	Canadian Pacific Railway, Ltd. (a)	14,484,080
6,720,293	Rumo Logistica Operadora Multimodal SA (b)	2,899,610
111,500	Ryder System, Inc.	10,632,640
71,160	Union Pacific Corp. (a)	7,559,327
		35,575,657
Semiconductors & Semiconductor Equipment-3.3%
387,500	Applied Materials, Inc.	7,668,625
148,000	Avago Technologies, Ltd. (a)	17,298,240
177,000	Intel Corp.	5,761,350
146,500	SK Hynix, Inc.	6,306,880
		37,035,095

The accompanying notes are an integral part of these financial statements.
Semi-Annual Report (Unaudited) | April 30, 2015	11

Schedule of Portfolio Investments
April 30, 2015 (Unaudited)

	Security
Shares	Description	Value

Specialty Retail-1.0%
176,000	TJX Cos., Inc.	$11,359,040
Technology, Hardware, Storage & Peripherals-3.6%
182,000	Apple, Inc. (a)	22,777,300
438,000	EMC Corp.	11,786,580
64,000	Western Digital Corp.	6,255,360
		40,819,240
Textiles, Apparel & Luxury Goods-1.2%
131,800	Carter’s, Inc.	13,161,548
Trading Companies & Distributors-1.2%
756,000	Ashtead Group PLC	13,066,775
Water Utilities-0.5%
108,500	American Water Works Co., Inc.	5,915,420
Wireless Telecommunication Services-1.1%
368,500	Vodafone Group PLC-SP ADR	12,971,200

TOTAL COMMON STOCKS
(Cost $905,168,364)		1,056,463,330

EQUITY-LINKED STRUCTURED NOTES-3.3%
Capital Markets-1.1%
475,500	Credit Suisse Group AG-Merrill Lynch & Co., Inc.	12,639,906
Hotels, Restaurants & Leisure-0.5%
1,000,000	William Hill PLC-Merrill Lynch & Co., Inc.	5,544,418
Insurance-0.4%
1,068,336	Brit PLC-Morgan Stanley BV	4,576,948
Multi-Utilities-1.3%
534,647	Centrica PLC-Merrill Lynch & Co., Inc.	2,096,024
560,500	Veolia Environnement SA-Morgan Stanley BV	11,907,441
		14,003,465

TOTAL EQUITY-LINKED STRUCTURED NOTES
(Cost $37,463,088)		36,764,737

TOTAL INVESTMENTS (Cost $942,631,452)—97.6%		1,093,228,067

OTHER ASSETS IN EXCESS OF LIABILITIES—2.4%		26,543,000

TOTAL NET ASSETS 100.0%		$1,119,771,067

Shares	Security Description	Value

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	Non-income producing security.
(c)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 0.7% of the Fund’s net assets.

ADR-American Depositary Receipt

AG-Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S-Aktieselskab is the Danish term for a stock-based corporation.

BV-Besloten Vennootschap is the Dutch equivalent of a private limited liability company.

NV-Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

NVDR-Non-Voting Depositary Receipts

PCL-Public Company Limited

PLC-Public Limited Company

SA-Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV-Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SCA-Societe en Commandite par actions is the French equivalent of a limited partnership.

SE-SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SP ADR-Sponsored American Depositary Receipt SpA-Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
April 30, 2015 (Unaudited)

ASSETS:

Investments, at value(1)	$1,093,228,067
Foreign currencies, at value(2)	415,763
Receivable from investment securities sold	110,271,239
Dividends receivable	14,691,108
Unrealized appreciation on forward currency contracts	4,325,223
Prepaid expenses and other assets	78,221
Total assets	1,223,009,621

LIABILITIES:

Loan payable (Note 7)	27,069,029
Interest on loan payable	383
Payable for investment securities purchased	72,898,784
Unrealized depreciation on forward currency contracts	2,023,614
Accrued expenses and other liabilities:
Investment advisory fees	978,438
Compliance fees	2,252
Other	266,054
Total liabilities	103,238,554
Net Assets	$1,119,771,067

NET ASSETS REPRESENTED BY:

Paid-in-capital	$4,060,142,476
Undistributed net investment income	6,021,283
Accumulated net realized loss from investments and foreign currency transactions	(3,098,252,330)
Net unrealized appreciation on investments and foreign currency translations	151,859,638
Net Assets	$1,119,771,067
Net asset value
Net assets	$1,119,771,067
Shares of beneficial interest issued and outstanding	108,241,239
Net asset value per share	$10.35
(1) Total cost of investments	$942,631,452
(2) Cost of foreign currencies	$415,763

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2015	13

Statement of Operations
For the Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:

Dividend income	$50,110,347
Less: Foreign taxes withheld	(782,866)
Total investment income	49,327,481

EXPENSES:

Investment advisory fee (Note 4)	5,580,831
Printing and mailing fees	130,652
Administration fee (Note 4)	110,061
NYSE fees	95,825
Trustee fees	68,115
Interest on loan (Note 7)	58,929
Accounting and custody fees	47,898
Legal fees	44,210
Audit and tax fees	43,599
Insurance fees	30,234
Compliance fees	24,717
Other fees	99,515
Total expenses	6,334,586
Net investment income	42,992,895

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain from:
Investments	6,856,453
Foreign currency transactions	18,721,011
Net realized gain from investments and foreign currency	25,577,464
Change in net unrealized appreciation/(depreciation) on:
Investments	24,041,650
Foreign currency translations	(9,960,280)
Change in net unrealized appreciation on investments and foreign currency	14,081,370
Net gain on investments and foreign currency	39,658,834
Increase in net assets from operations	$82,651,729

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
OPERATIONS:

Net investment income	$42,992,895	$69,887,984
Net realized gain (loss) from:
Investments	6,856,453	22,820,500
Foreign currency transactions	18,721,011	(1,864,696)
Change in net unrealized appreciation/(depreciation) on:
Investments	24,041,650	(18,855,558)
Foreign currency translations	(9,960,280)	12,144,288
Increase in net assets from operations	82,651,729	84,132,518

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 6):

From net investment income	(36,714,959)	(73,180,093)
Decrease in net assets from distributions to shareholders	(36,714,959)	(73,180,093)

CAPITAL SHARE TRANSACTIONS:

Repurchase of shares	(3,218,565)	(1,070,979)
Decrease in net assets from capital share transactions	(3,218,565)	(1,070,979)
Net increase in net assets	42,718,205	9,881,446
Net Assets:
Beginning of period	1,077,052,862	1,067,171,416
End of period*	$1,119,771,067	$1,077,052,862

CAPITAL SHARE TRANSACTIONS:

Common shares outstanding – beginning of period	108,615,166	108,742,832	(1)
Common shares retired	(373,927)	(127,666	)(1)
Common shares outstanding – end of period	108,241,239	108,615,166

* Including undistributed (accumulated) net investment income (loss) of:	$6,021,283	$(256,653)
(1)	Shares through January 20, 2014 have been adjusted to reflect the effects of a 1 for 2 reverse stock split effective January 21, 2014. See Note 8.

The accompanying notes are an integral part of these financial statements.
Semi-Annual Report (Unaudited) | April 30, 2015	15

Financial Highlights
(For a share outstanding throughout each period)

	Six Months
	Ended
	April 30, 2015	Years Ended October 31,
	(Unaudited)	2014	2013(a)	2012(a)	2011(a)	2010(a)
PER COMMON SHARE OPERATING PERFORMANCE:

Net asset value per share, beginning of period	$9.92	$9.82(a)	$9.22	$10.26	$11.80	$13.36
Income from investment operations:
Net investment income	0.40	0.64	0.68	1.36	1.32	1.52
Net realized and unrealized gain (loss)	0.37	0.13	0.74	(1.08)	(1.52)	(0.70)
Total from investment operations	0.77	0.77	1.42	0.28	(0.20)	0.82

LESS DISTRIBUTIONS:

From net investment income	(0.34)	(0.67)	(0.82)	(1.32)	(1.34)	(2.38)
Total distributions	(0.34)	(0.67)	(0.82)	(1.32)	(1.34)	(2.38)
Net asset value per share, end of period	$10.35	$9.92	$9.82	$9.22	$10.26	$11.80
Per share market value, end of period	$8.95	$8.67	$8.34	$8.44	$9.80	$11.26

Total return based on:
Net Asset Value(b)	8.43%(c)	9.26%	17.60%	4.01%	(2.28)%	4.52%
Market Value(b)	7.28%(c)	12.44%	9.11%	(0.32)%	(2.19)%	(21.34)%

RATIOS/SUPPLEMENTAL DATA:

Net Assets at end of period (000)	$1,119,771	$1,077,053	$1,067,171	$1,019,133	$1,134,041	$1,304,949
Ratio of total expenses to average net assets(d)	1.16%(e )	1.14%	1.19%	1.27%	1.35%	1.53%
Ratio of net investment income to average net assets	7.89%(e )	6.47%	7.24%	14.14%	11.00%	12.19%
Portfolio turnover	62%(c )	99%	192%	310%	367%(f )	487%(f )

Borrowing at End of period
Aggregate Amount Outstanding (000)	$27,069	$8,301	$5,897	$51,500	$46,571	$179,465
Asset Coverage Per $1,000 (000)	$42,367	$130,757	$181,979	$20,789	$25,351	$8,271

(a)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Net asset value and per share information through January 20, 2014 have been updated to reflect the effect of the split. Shareholders received 1 share for every 2 shares owned and net asset value per share increased correspondingly.
(b)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense was 1.15% for the six months ended April 30, 2015, and 1.13%, 1.18%, 1.23%, 1.29% and 1.42% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(e)	Annualized.
(f)	Portfolio turnover rate does not reflect total return swap transactions.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
April 30, 2015 (Unaudited)

1. Organization:

Alpine Total Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware Statutory Trust on October 27, 2006, and had no operating history prior to January 26, 2007. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is to seek high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund’s NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities, are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. These investments are categorized as Level 2 of the fair value hierarchy. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of less than one year are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Fund’s NAV is calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities

Semi-Annual Report (Unaudited) | April 30, 2015	17

Notes to Financial Statements (Continued)
April 30, 2015 (Unaudited)

and OTC derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAV may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

Fair Value Measurement:

In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Unadjusted quoted prices in active markets/exchanges for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under GAAP.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2015:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Consumer Discretionary	$141,181,380	$—	$—	$141,181,380
Consumer Staples	99,882,541	—	—	99,882,541
Energy	78,407,334	—	—	78,407,334
Financials	218,798,652	2,615,198	—	221,413,850
Health Care	141,728,682	—	—	141,728,682
Industrials	152,586,325	—	—	152,586,325
Information Technology	121,215,240	—	—	121,215,240
Materials	39,934,040	—	—	39,934,040
Telecommunication Services	23,068,860	—	—	23,068,860
Utilities	37,045,078	—	—	37,045,078
Equity-Linked Structured Notes	—	16,484,389	—	16,484,389
Warrants	—	20,280,348	—	20,280,348
Total	$1,053,848,132	$39,379,935	$—	$1,093,228,067

Notes to Financial Statements (Continued)
April 30, 2015 (Unaudited)

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$4,325,223	$—	$4,325,223
Liabilities
Forward Currency Contracts	—	(2,023,614)	—	(2,023,614)
Total	$—	$2,301,609	$—	$2,301,609

* For detailed industry descriptions, see accompanying Schedule of Portfolio Investments.

For the period ended April 30, 2015, there were no transfers between Level 1, Level 2 and Level 3. The Fund recognizes transfers as of the beginning of the period.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies, and to distribute timely all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2015, open Federal and New York tax years include the tax years ended October 31, 2011 through 2014. Also, the Fund has recognized no interest and penalties related to uncertain tax benefits. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

D. Distributions to Shareholders:

The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax-exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Semi-Annual Report (Unaudited) | April 30, 2015	19

Notes to Financial Statements (Continued)
April 30, 2015 (Unaudited)

E. Foreign Currency Translation Transactions:

The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statement of Operations:

i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

F. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

H. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund’s forward contracts are not subject to a master netting agreement or similar agreement. During the period ended April 30, 2015, the Fund entered into seven forward contracts.

The following forward contracts were held as of April 30, 2015:

		Settlement		Settlement	Current	Unrealized
Description	Counterparty	Date	Currency	Value	Value	Gain/(Loss)
Contracts Purchased:
Euro	State Street Bank and Trust Company	06/25/15	8,900,000 EUR	$9,420,472	$10,000,010	$579,538
					$10,000,010	$579,538

Notes to Financial Statements (Continued)
April 30, 2015 (Unaudited)

		Settlement		Settlement	Current	Unrealized
Description	Counterparty	Date	Currency	Value	Value	Gain/(Loss)
Contracts Sold:
Swiss Franc	State Street Bank and Trust Company	06/25/15	700,000 CHF	$717,986	$751,712	$(33,726)
Swiss Franc	State Street Bank and Trust Company	06/25/15	21,700,000 CHF	21,577,011	23,303,063	(1,726,052)
Euro	State Street Bank and Trust Company	06/25/15	52,100,000 EUR	62,097,469	58,539,384	3,558,085
British Pound	State Street Bank and Trust Company	06/25/15	200,000 GBP	293,291	306,890	(13,599)
British Pound	State Street Bank and Trust Company	06/25/15	12,000,000 GBP	18,163,200	18,413,437	(250,237)
Japanese Yen	State Street Bank and Trust Company	06/25/15	2,340,000,000 JPY	19,796,284	19,608,684	187,600
					$120,923,170	$1,722,071

I. Derivative Instruments and Hedging Activities:

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the period ended April 30, 2015. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

The effect of derivative instruments in the Statement of Assets and Liabilities as of April 30, 2015:

Derivatives	Statement of Assets and Liabilities Location	Unrealized Appreciation/ (Depreciation)
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$4,325,223
Foreign exchange risk	Unrealized depreciation on forward currency contracts	(2,023,614)
Total		$2,301,609

The effect of derivative instruments in the Statement of Operations for the period ended April 30, 2015:

	Statement of	Net	Change in
	Operations	Realized	Net Unrealized
Derivatives	Location	Gain	Depreciation
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions / Change in net unrealized appreciation/ (depreciation) on foreign currency translations	$18,636,638	$(9,492,210)

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2015 are as follows:

Purchases	Sales
$670,149,597	$682,896,583

The Fund did not have purchases and sales of U.S. Government Obligations during the period ended April 30, 2015.

4. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the fund accounting agent and custodian. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Fund. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Semi-Annual Report (Unaudited) | April 30, 2015	21

Notes to Financial Statements (Continued)
April 30, 2015 (Unaudited)

5. Capital Transactions:

On February 27, 2013, the Board announced a new Share Repurchase Plan (the “Repurchase Plan”). Under the Repurchase Plan, the Fund may purchase, in the open market, the Fund’s then outstanding common shares, with the amount and timing of repurchases at the discretion of the Fund’s investment adviser, Alpine Woods, and subject to market conditions and investment considerations. During the period ended April 30, 2015, under the Repurchase Plan, the Adviser purchased 373,927 shares at an average price of $8.61, including commissions in the amount of $5,610. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 13.57%.

6. Income Tax Information:

Classification of Distributions:

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2014 were as follows:

Distributions paid from:
Ordinary income	$73,180,093
Total	$73,180,093

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2014, the effects of certain differences were reclassified. The Fund decreased accumulated net investment loss by $2,068,969, increased accumulated net realized loss by $(2,044,672) and decreased paid in capital by $(24,297). These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

As of October 31, 2014, the Fund utilized $35,506,926 of capital loss carryovers. As of October 31, 2014, the Fund had available for tax purposes unused capital loss carryovers of $164,214,963, expiring on October 31, 2015, unused capital loss carryovers of $1,575,094,244, expiring on October 31, 2016, unused capital loss carryovers of $896,144,160, expiring on October 31, 2017, unused capital loss carryovers of $342,916,726, expiring on October 31, 2018, and unused capital loss carryovers of $24,530,686, expiring on October 31, 2019.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Capital loss carryovers as of October 31, 2014, with no expiration are as follows:

Short-Term	Long-Term
$101,199,627	$—

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Accumulated capital loss	(3,104,100,406)
Unrealized appreciation	117,792,227
Total	$(2,986,308,179)

As of April 30, 2015, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

	Gross	Gross
Cost of	unrealized	unrealized	Net unrealized
investments	appreciation	depreciation	appreciation
$942,631,452	$193,782,265	$(43,185,650)	$150,596,615

The difference between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

7. Line of Credit:

On December 1, 2010, the Fund executed a Prime Brokerage Agreement with BNP Paribas Prime Brokerage International Ltd and also executed a Committed Facility Agreement which allows the Fund to borrow on a secured and committed basis. As of April 30, 2015, the maximum commitment amount was $300,000,000 and increased to $700,000,000 from March 31, 2015 through May 31, 2015, and will revert to $300,000,000 through fiscal 2015. The terms of the lending agreement indicate the rate to be the Fed Funds rate plus 0.95% per annum on amounts borrowed. The BNP Paribas Facility provides a secured, committed line of credit for the Fund where certain Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP Facility. The maximum amount of the line of credit available is the lesser of 33.33% of the total assets of the Fund or the amounts disclosed above, including the amount borrowed. During the period ended April 30, 2015, the average borrowing by the Fund was $10,974,277 with an average rate on borrowings of 1.07%. During the period ended April 30, 2015, the

Notes to Financial Statements (Continued)
April 30, 2015 (Unaudited)

maximum borrowing by the Fund was $53,013,143. Interest expense related to the loan for the period ended April 30, 2015 was $58,929. As of April 30, 2015 the outstanding loan for the Fund was $27,069,029. The line of credit outstanding as of April 30, 2015 approximates fair value and would be categorized at Level 2.

8. Reverse Stock Split:

On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. The net effect of the reverse stock split was to decrease the number of outstanding shares and increase the net asset value per share by a proportionate amount. The reverse stock split had no impact on the overall value of a shareholder’s investment in the Fund. Capital share activity referenced in the Statement of Changes in Net Assets and per share and net asset value data in the Financial Highlights have been restated to reflect the reverse stock split.

9. Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11 Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

10. Subsequent Events:

Distributions: The Fund paid a distribution of $6,223,871 or $0.0575 per common share on May 29, 2015 to common shareholders of record on May 21, 2015. The Fund will also pay a distribution of $6,214,706 or $0.0575 per common share payable on June 30, 2015 to common shareholders of record on June 23, 2015.

Semi-Annual Report (Unaudited) | April 30, 2015	23

Additional Information
April 30, 2015 (Unaudited)

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Additional Information (Continued)
April 30, 2015 (Unaudited)

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1(800)617.7616.

Approval of Investment Management Agreements

In the weeks leading up to the Meeting of the Board of Trustees on March 25-26, 2015, the Independent Trustees reviewed materials (“15(c) Materials”) responsive to their information request and specifically relating to the Agreements provided by the Adviser. The Board members had the opportunity to, and, directly and through counsel, did ask specific questions of the Adviser relating to the 15(c) Materials. In deciding whether to continue the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as a Fund grows and whether the fee levels in the Agreements reflect these economies of scale. The Independent Trustees evaluated a variety of information they deemed relevant on a Fund by Fund basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Independent Trustees, and different Independent Trustees may have placed greater weight on certain factors than did other Independent Trustees.

In considering the nature, extent and quality of the services provided by the Adviser, the Independent Trustees relied on, among other things, their prior experience as Independent Trustees of the Funds, the materials provided at and prior to the meeting, as well as on materials and updates provided at Board meetings throughout the year. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with each Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the oversight of the Independent Trustees. The Independent Trustees also noted that the Adviser is responsible for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. Finally, they noted the experience and expertise of the Adviser as a fund adviser.

The Independent Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment, operations and compliance activities with respect to the Funds’ investments, and the responsibilities of the investment and compliance personnel with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided both at the meeting and throughout the year, and their general knowledge of the business of the Adviser, which has been formed through meetings with members of the Adviser, including the Portfolio Managers of the Funds, the Independent Trustees took into account the Adviser’s experience, resources and strength in these areas. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Adviser to the Funds were appropriate and could be expected to remain so.

The Independent Trustees discussed the Fund performance metrics in the 15(c) Materials that were compiled by Morningstar. In assessing the quality of the portfolio management, the Independent Trustees were able to review and compare the short-term and long-term performance of each Fund on both an absolute basis and in comparison both to its peer group and relevant index as set forth in the Morningstar Report. The Board recognized the steps that management has taken over the past year with respect to the performance of the Funds, including changes to the portfolio management and research teams and the continued development of a more team based investment approach. They noted the product rationalization measures taken, including the liquidation of two Funds and the changed mandate of two Funds, and the Adviser’s commitment to continue to consider actions to rationalize the Fund complex, particularly with respect to smaller or underperforming Funds. The Independent Trustees also considered the expanded role of the Office of the CIO, and the impact that committee has had on the investment process. The Independent Trustees also reviewed a summary of Fund performance and expenses against those of their peer and category groups. For certain of the Funds, they noted that higher expenses as compared to the peer and category groups were accounted for by the small size of a Fund or a decline in the assets

Semi-Annual Report (Unaudited) | April 30, 2015	25

Additional Information (Continued)
April 30, 2015 (Unaudited)

of a Fund. In this connection, the Independent Trustees considered possible economies of scale but did not place considerable emphasis on this possibility given the relatively modest size of most of the Funds. In other cases, the net expenses exceeded the peer group and category medians largely due to their having an advisory fee that is higher than the category median. The Board considered the use of Adviser profits to potentially benefit shareholders over time through the addition of certain employees over the past several years, enhancements to portfolio management and research teams and investment in additional risk and analytic tools to aid in portfolio management. The Board also considered the infrastructure and technology services provided by the Adviser. The Independent Trustees concluded that the fees to the Adviser were appropriate.

The Independent Trustees also considered the profitability of the advisory agreements with the Adviser. The Independent Trustees were provided with general data on the Funds’ profitability and with respect to the profitability of each Fund. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, including pursuant to the expense limitation agreements in place, as well as each Fund’s brokerage and commissions, commission sharing agreements and the Open-End Trusts’ payments to intermediaries whose customers invest in the Funds. After receiving the Adviser’s presentation and having had time for discussion and analysis, including plans for potential modification or enhancement of existing products, as well as commitments by the Adviser to continue to seek to improve the distribution of the Funds through a review of the Adviser’s business, the Independent Trustees concluded that, to the extent that the Adviser’s relationship with the Funds had been profitable, the profitability was in no instance excessive.

The Independent Trustees also had an opportunity to review and discuss the other 15(c) Materials provided by Alpine in response to the request of their counsel, including, among others, comparative performance, expense information, organization charts, advisory fee breakpoints and profitability data. The Independent Trustees also had the opportunity to consider whether the management of the Funds resulted in any “fall-out” benefits to the Adviser. In considering whether the Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Funds, any such benefits do not render the Adviser’s fees excessive.

The Independent Trustees approved the continuance of the Funds’ Agreements with the Adviser after weighing, among others, the foregoing factors. They reasoned that the nature and extent of the services provided by the Adviser were appropriate and that the Adviser was continuing to take appropriate steps to address performance issues affecting certain Funds, including by taking steps to add and change investment personnel and modify, enhance or close certain Funds. As to the Adviser’s fees for the Funds, the Independent Trustees determined that the fees, considered in relation to the services provided, were appropriate, that the Funds’ relationship with the Adviser was not so profitable as to render the fees excessive, that any additional benefits to the Adviser were not of a magnitude that resulted in excessive fees, and that the fees adequately reflected shared economies of scale with the Funds. Accordingly, the Trustees, including a majority of the Independent Trustees, agreed to approve the continuation of the Agreements for one year.

Change in Independent Registered Public Accounting Firm

Effective June 25, 2015, Deloitte & Touche LLP (“D&T”) was replaced as the independent registered public accounting firm to each of the following closed-end funds: Alpine Global Premier Properties Fund, Alpine Global Dynamic Dividend Fund and Alpine Total Dynamic Dividend Fund (each a “Fund”). The Board of Trustees of each Fund approved the dismissal upon recommendation by the Audit Committee of each Board.

D&T’s reports on the Funds’ financial statements for the two most recent fiscal years ended October 31, 2014 and October 31, 2013 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Funds’ two most recent fiscal years ended October 31, 2014 and October 31, 2013 and during the period from the end of the most recently completed fiscal year through the date of this semi-annual report, (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Funds have provided D&T with a copy of the foregoing disclosures and have requested D&T to furnish them with a letter addressed to the Securities and Exchange Commission stating whether D&T agrees with the statements contained above. A copy of the letter from D&T to the Securities and Exchange Commission is filed as an exhibit hereto.

On June 25, 2015, upon recommendation of the Audit Committee of each Fund’s Board of Trustees, each Fund’s Board of Trustees approved the engagement of Ernst & Young LLP (“E&Y”) as each Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2015. The selection of E&Y does not reflect

Additional Information (Continued)
April 30, 2015 (Unaudited)

any disagreements with or dissatisfaction by the Trusts or the Boards of Trustees with the performance of the Funds’ prior independent registered public accounting firm, D&T.

During the Funds’ fiscal years ended October 31, 2014 and October 31, 2013, and during the period from the end of the most recently completed fiscal year through the date of this semi-annual report neither the Funds, nor anyone on their behalf, consulted with E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a “disagreement” (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a “reportable event” (as described in paragraph (a)(1)(v) of said Item 304).

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the SEC’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1(800)SEC.0330.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2014, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	13.45%
Qualified Dividend Income	32.14%

Shareholder Meeting

On May 20, 2015, the Fund held its Annual Meeting of Shareholders (the “Meeting”) to consider and vote on the proposals set forth below. The following votes were recorded:

Proposal 1: To elect Samuel A. Lieber as a Trustee to the Board of Trustees for a term of three years to expire at the 2018 Annual Meeting or until his successor has been duly elected and qualified.

Samuel A. Lieber
For	90,863,537
Withheld	4,020,738

Proposal 2: To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

For	60,243,925
Against	33,427,848
Abstain	1,212,495

Eleanor T. M. Hoagland, Jeffrey E. Wacksman, H. Guy Leibler and James A. Jacobson continued to serve as Trustees of the Trust following the Annual Meeting of Shareholders.

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Semi-Annual Report (Unaudited) | April 30, 2015	27

Investor	1(800) 617.7616
Information	www.alpinefunds.com

Trustees
Samuel A. Lieber
Eleanor T.M. Hoagland
James A. Jacobson
H. Guy Leibler
Jeffrey E.Wacksman

Investment Adviser
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

Administrator &
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young
5 Times Square
New York, NY 10019

Fund Counsel
Willkie Farr & Gallagher LLP
787 7th Ave.
New York, NY 10019

SHAREHOLDER | INVESTOR INFORMATION

1(800) 617.7616

www.alpinefunds.com

Item 2. Code of Ethics

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants

Not applicable to semi-annual report.

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share (1)	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (2)	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs (2)

November	146,611	$8.68	146,611	(3)
December	178,516	$8.55	178,516	(3)
January	48,800	$8.59	48,800	(3)
February	None	None	None	(3)
March	None	None	None	(3)
April	None	None	None	(3)
Total	373,927	$8.61	373,927	(3)

(1)	Average price per share includes commissions paid
(2)	On February 27, 2013, the Fund’s Board of Trustees announced a share repurchase plan (the “Repurchase Plan”). Under the Repurchase Plan, the Fund may purchase, in the open market, its outstanding common shares, with the amount and timing of repurchases at the discretion of the Fund’s investment adviser, Alpine Woods Capital Investors, LLC, and subject to market conditions and investment considerations. The Board will continue to monitor the Repurchase Plan, which can be terminated at any time. Additionally, a notice that the Registrant may purchase at market prices from time to time its common shares in the open market in accordance with Section 23(c) of the Investment Company Act of 1940 is included in the Registrant’s Semi-Annual and Annual reports.
(3)	The Repurchase Plan did not specify a number of shares that may be purchased. The amount and timing of Repurchases is at the discretion of the Fund’s investment adviser and is monitored by the Board of Trustees.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended)

during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Total Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 2, 2015